                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  June 6, 1997
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                         AMERITRUCK DISTRIBUTION CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                        33-99716                  75-2619368
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(State or Other                 (Commission File           (I.R.S. Employer
 Jurisdiction of                    Number)               Identification No.)
 Incorporation)



                       City Center Tower II, Suite 1101
                301 Commerce Street, Fort Worth, TX  76102-5384
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                    Address of principal executive offices


      Registrant's telephone number, including area code: (817) 332-6020
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Item 5.     Other Events

     On May 23, 1997, AmeriTruck Distribution Corp. (the "Company") acquired all
                                                          -------
of the capital stock of Monfort Transportation Company ("Monfort
                                                         -------
Transportation") and Lynn Transportation Co., Inc. ("Lynn"), subsidiaries of
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ConAgra, Inc. ("ConAgra").  Monfort Transportation and Lynn have operated
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primarily as in-house carriers for the red meat division of Monfort, Inc., a
ConAgra subsidiary, and the poultry and turkey divisions of ConAgra Poultry Company, a ConAgra subsidiary. The purchase price was $15 million, paid in cash. The Company has also subleased certain operating equipment from ConAgra and its subsidiaries. In addition, as part of the acquisition the Company has entered into a Transportation Services Agreement with subsidiaries of ConAgra. Under the terms of this agreement, these ConAgra subsidiaries have agreed to tender freight from Monfort, Inc.'s red meat division, ConAgra Poultry Company's poultry and turkey divisions and Swift-Eckrich Inc.'s processed meats division in designated lanes and minimum annual volumes. The agreement has a four-year term, with pricing fixed for the first two years and to be adjusted for the third and fourth years.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

   Exhibit
   Number                           Description
   ------                           -----------
(a)         Financial Statements of Business Acquired
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            Note:  It is currently impractical to provide
            audited and unaudited combined financial
            statements for Monfort Transportation and Lynn.
            These combined financial statements will be filed
            as soon as they are available, but not later than
            August 6, 1997.

(b)         Pro Forma Financial Information
            -------------------------------

            Note: It is currently impracticable to provide the pro forma financial information required by
            Article 11 of Regulation S-X. This pro forma financial information will be filed as soon as it is available, but not later than August 6, 1997.

(c)         Exhibits
            --------

2           Stock Purchase Agreement, dated as of April 28,
            1997, among AmeriTruck Distribution Corp.,
            Monfort, Inc. and ConAgra Poultry Company.

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

            The following exhibits have been omitted:*

                   Exhibit A:   Transition License Agreement
                   Exhibit B:   Services Agreement**
                   Exhibit C:   Tax Agreement
                   Exhibits D-1, D-2, D-3 and D-4:  Real Property Leases
                   Exhibits E-1 and E-2:  Subleases
                   Exhibit F:   Release
                   Exhibit G:   Opinion of Sellers' Counsel
                   Exhibit H:   Opinion of Buyer's Counsel

10          Transportation Services Agreement, dated as of
            April 28, 1997, among AmeriTruck Distribution
            Corp., Monfort Transportation Company, Lynn
            Transportation Company, Inc., Monfort, Inc.,
            ConAgra Poultry Company, and Swift-Eckrich, Inc.

            The following exhibits have been omitted:*

                   Exhibit A -- List of Equipment
                   Exhibit B -- Terms and Conditions Relating to Use of
                                 Equipment
                   Exhibit C -- Designated Lanes, Freight Rates, and
                                 Annual Minimum Volume
                   Exhibit D -- Quarterly Components of Annual
                                 Minimum Volume
                   Exhibit E -- "On-Time Pickup and Delivery"
                                  Procedures
                   Exhibit F -- Old Bid Rate
                   Exhibit G -- Accessorial Charges

            * The Registrant undertakes to furnish supplementally to the Commission, upon request, any omitted exhibit.

            ** See Exhibit 10.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERITRUCK DISTRIBUTION CORP.


Dated:  June 6, 1997                   By: /s/ J. Michael May
                                           J. Michael May
                                       Title: General Counsel and Secretary
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